UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2015

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On May 28, 2015, W. P. Carey Inc. (“W. P. Carey” or the “Company”) hosted an Investor Day for institutional investors and sell-side analysts in New York.  Trevor P. Bond, President and CEO of the Company, along with key members of the senior management team, hosted a series of presentations focusing on the Company’s history, business overview, investment and asset management strategies and fundraising. A copy of the presentation is attached hereto as Exhibit 99.1.  A webcast of the event and the presentation materials have also been posted on W. P. Carey’s website at http://www.wpcarey.com.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into W. P. Carey’s filings under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Presentation on May 28, 2015.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding capital markets; tenant credit quality; our acquisition, underwriting, and asset management processes; general economic outlook; the investment environment; interest rates; currency movements; hedging strategies; our expected range of AFFO; our corporate strategy; our encumbered assets and unencumbered income; our portfolio lease terms; growing our assets under management; acquisitions; our international exposure and acquisition volume; our expectations about tenant bankruptcies and interest coverage; statements regarding estimated or future economic performance and results, including our underlying assumptions; occupancy rate; credit ratings; possible new acquisitions; strategies for our investment management platform; our managed funds, including their earnings; statements that we make regarding our ability to remain qualified for taxation as a real estate investment trust (“REIT”); the amount and timing of any future dividends; our existing or future leverage and debt service obligations; our future prospects for growth; our projected assets under management; our future capital expenditure levels; our future financing transactions; our estimates of growth; our financial targets to be achieved in 2015 and beyond; our financial forecasts; and our plans to fund our future liquidity needs.

These statements are based on the current expectations of the management of W. P. Carey. It is important to note that the actual results of W. P. Carey could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, AFFO and prospects. Discussions of some of these risk factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including “Item 1A. Risk Factors” in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 2, 2014, as amended by a Form 10-K/A filed with the SEC on March 17, 2015, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 as filed with the SEC on May 18, 2015, and in subsequent reports filed with the SEC. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this communication will in fact transpire. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: May 28, 2015	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer